Exhibit 10.2

PERSONAL GUARANTY

WHEREAS, Steven J. Kutcher, (“Kutcher”) was employed by CapSource Financial, Inc., a Colorado corporation (“Company”);

WHEREAS, Kutcher’s employment with the Company was terminated pursuant to a Confidential Separation Agreement and General Release dated March 25, 2008 (“Separation Agreement”);

WHEREAS, the separation Agreement provides for certain amounts to be paid by the Company to Kutcher totaling $103,108.15 (“Amount Due”) plus accrued interest (collectively the “Indebtedness”);

WHEREAS, Kutcher is willing to provide such additional time for the payment of the Amount Due conditioned upon said Indebtedness being personally guaranteed as to the payment thereof by Randolph M. Pentel, Chairman of CapSource Financial, Inc. and an individual residing in Minnesota, (“Guarantor”);

1.        NOW, THEREFORE, the Guarantor guarantees that Debtor will promptly pay the full amount of the Indebtedness as and when the same shall in any manner be or become due according to the terms and conditions provided in the Separation Agreement. Notwithstanding the foregoing, the Guarantor shall have three (3) business days from the date due to make any payment required by the Separation Agreement and guaranteed by this agreement.

2.        Without limiting the generality of the foregoing, the Guarantor agrees that he will pay the full amount of Indebtedness now or hereafter due as, and when the same shall in any manner be or become due according to the terms and conditions provided in the Separation Agreement.

3.        The Guarantor hereby waives demand, notice of dishonor, presentment for payment, protest and notice of protest and of non-performance on all of said Indebtedness; and if said Indebtedness is renewed, or if the time for payment thereof be extended (to which Guarantor consents) either with or without notice to Guarantor, Guarantor unconditionally guarantee the payment of such Indebtedness at t he time fixed for the payment thereof in and by any such renewal or extension. Guarantor further waives all rights, by statute or otherwise, to require Kutcher to institute suit against the Company to obtain performance under this Agreement; also to exercise diligence in enforcing this or any other instrument.

4.        To the extent permitted by law, Guarantor waives all defenses legally available to Guarantor, Guarantor being bound to the payment of said Indebtedness of the Company. The holder of the Note may take any new or additional or substituted security from time to time without in any way impairing the obligation of the undersigned; and the impairment of the security, which said holder may from time to time hold as security for said loan, shall in no way operate to discharge the undersigned in whole or in part, it being specifically agreed that the holder is not required to exercise diligence to enforce its rights against the original maker of said Note. The holder is hereby authorized at any time, in its sole discretion and without notice, to take, change, release or in any way deal with the security herein; but the holder of the Note shall be under no obligation to collect or to protect any of such security or said indebtedness, and its neglect or failure to collect or protect the same is excused. Acceptance of the Guarantee is waived.

5.        Forbearance on the part of Kutcher to take steps to enforce payment of said indebtedness arising from Guarantor default in any respect whatever, or the giving of further time to the Company, shall in no way release the undersigned, but the undersigned shall remain liable hereunder for the prompt payment of said Indebtedness.

6.        This Guarantee is for the use and benefit of Kutcher, who in the first instance will be owed the Indebtedness. This Guarantee shall also be for the use and benefit of any subsequent owner of said right to receive the Indebtedness and each owner of said right may assign this Guarantee to his successor owner of said Indebtedness.

7.        All reasonable costs and expenses, including attorney’s fees, incurred by the holder of said Indebtedness to enforce this Guarantee, shall be paid by the undersigned.

8.        The liability of the Guarantor shall continue until payment is made of the Indebtedness as required by the Separation Agreement.

9.        Guarantor consents that, without affecting the Guarantor’s liability, Kutcher may, without notice to or consent of Guarantor on such terms as Kutcher may deem advisable, extend in whole or in part, by renewal or otherwise, the time of payment of the Indebtedness or any part thereof now or hereafter owing by the Company to Kutcher or held by Kutcher as security for any obligation herein described, or may do or refrain from doing any act whatever. Guarantor also consents that Kutcher may release, surrender, exchange, modify, impair or extend the periods of duration or the time for performance or payment of any collateral securing the obligations of the Company to Kutcher, and may also settle or compromise any claim of Kutcher against the Company or against any other person or corporation whose obligation is held by Kutcher as collateral security for any obligation of the Company or Kutcher. Guarantor hereby ratifies and affirms any such actions, and all such actions shall be binding on Guarantor, and Guarantor hereby waives all defenses, counterclaims or offsets which Guarantor may have.

10.       Guarantor also waives notice of failure of any person to pay to Kutcher any debt held by Kutcher as collateral security for the obligations of the Company, and all defenses, offsets and counterclaims which Guarantor may at any time have to any claim of Kutcher against the Company.

11.       Guarantor represents that at the time of the execution and delivery of this Guaranty nothing exists to impair the effectiveness of this Guarantee.

12.       Kutcher may, at its option, proceed in the first instance against the Guarantor to collect the obligations covered by this Guarantee without first proceeding against any other person, firm or corporation, and without resorting to any property held by Kutcher as collateral security.

Executed by the undersigned this 25th day of March, 2008.

GUARANTOR:

/s/ Randolph M. Pentel
Randolph M. Pentel